                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 20, 2002


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 000-31471                          77-0516363
    ------------------------------------ ------------------------------------
          (Commission File Number)       (IRS Employer Identification Number)



                                       N/A
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                       N/A
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                           OmniSky Plan Administrator
                             c/o FTI Consulting Inc.
                               199 Fremont Street
                         San Francisco, California 94105
                             Attn: Andrew Hinkelman
             ------------------------------------------------------
                          Address of Plan Administrator
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ITEM 5. OTHER EVENTS

            On December 20, 2002, OmniSky Corporation, OmniSky International, LLC, Norway Acquisition Corporation and NomadIQ, Inc., reorganized debtors, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case), 01-33126-SMF-11,
01-33127-SFM-11 and 01-33128-SFM-11 (Jointly Administered), filed a monthly operating report for the month of November 2002 with the United States Bankruptcy Court for the Northern District of California in San Francisco, California, a copy of which is filed herewith as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.


      Exhibit
      Number                             Description
      -------          ---------------------------------------------------------
       99.1            Chapter 11 Monthly Operating Report for November 2002
                       filed on December 20, 2002 by OmniSky Corporation,
                       OmniSky International, LLC, Norway Acquisition
                       Corporation and NomadIQ, Inc., reorganized debtors, in
                       chapter 11 case nos. 01-33125-SFM-11 (Lead Case),
                       01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11
                       (Jointly Administered), with the United States Bankruptcy
                       Court for the Northern District of California in San
                       Francisco, California.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2002            OMNISKY CORPORATION

                                   By: /s/ Paul J. Weber
                                       -----------------------------------------

                                   Name: Paul J. Weber
                                         ---------------------------------------

                                   Title: Plan Administrator
                                          --------------------------------------
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                                  EXHIBIT INDEX

Exhibit
Number                         Description
-------    ---------------------------------------------------------------
99.1       Chapter 11 Monthly Operating Report for November 2002 filed on
           December 20, 2002 by OmniSky Corporation, OmniSky International, LLC,
           Norway Acquisition Corporation and NomadIQ, Inc., reorganized debtors, in chapter 11 case nos. 01-33125-SFM-11 (Lead Case),
           01-33126-SMF-11, 01-33127-SFM-11 and 01-33128-SFM-11 (Jointly
           Administered), with the United States Bankruptcy Court for the
           Northern District of California in San Francisco, California.